UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2009

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2009, Biolase Technology, Inc. (the "Company") entered into a First Amendment to Lease (the "Amendment") with The Irvine Company LLC ("The Irvine Company"), which amended that certain Lease, dated January 10, 2006, by and between the Company and The Irvine Company (the "Lease"). Pursuant to the Amendment, the Company immediately reduced the amount of the Lease security deposit by $131,439.00, which amount will be applied as rent credits, and agreed to extend the term of the Lease until April 20, 2015, with annual adjustments of monthly rent over the Lease term. In addition, the Company is eligible for two additional reductions of the security deposit of $35,000.00 each on April 1, 2013 and April 1, 2014, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

September 29, 2009	By:	/s/ David M. Mulder

Name: David M. Mulder
Title: Chief Executive Officer